UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Income Builder Portfolio
Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2009

Date of reporting period: 08/01/2008 – 01/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
SEMI-ANNUAL REPORT | JANUARY 31, 2009 (UNAUDITED)

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	JANUARY 31, 2009

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses, including the nearly $800 billion economic stimulus plan signed into law just after period end.

The US economy appeared relatively resilient through the first few months of 2008, when rising food and energy prices fueled inflation fears. Midsummer ushered in dramatic changes — inflationary pressure subsided amid a plunge in commodity prices, while economic pressures intensified in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By year’s end, the National Bureau of Economic Research affirmed that the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively early in the period, resumed that rate-cutting campaign in the fall, with the final reduction in December 2008 bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with the sentiment turning decisively negative toward period end. Declines were significant and broad-based, with little divergence among large- and small-cap stocks. Non-US stocks posted stronger results early on, but quickly lost ground as the credit crisis revealed itself to be global in scope and as the worldwide economic slowdown gathered pace. Overall, aggressive monetary and fiscal policy, combined with the defensiveness of the US, helped domestic equities notch better performance than their non-US counterparts.

In fixed income markets, risk aversion remained the popular theme, leading the Treasury sector to top all other asset classes. The high yield market was particularly hard hit in this environment, as economic turmoil, combined with frozen credit markets and substantial technical pressures, took a heavy toll. Meanwhile, the municipal bond market was challenged by a dearth of market participants, lack of liquidity, difficult funding environment and backlog of new-issue supply, which sent prices lower and yields well above Treasuries. By period end, however, some positive momentum had returned to the municipal space.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of January 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(33.95)%	(38.63)%
Small cap US equities (Russell 2000 Index)	(37.38)	(36.84)
International equities (MSCI Europe, Australasia, Far East Index)	(40.75)	(43.74)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.96	10.64
Taxable fixed income (Barclays Capital US Aggregate Bond Index*)	3.23	2.59
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	0.70	(0.16)
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(19.07)	(19.72)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of January 31, 2009	Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C Shares returned (21.60)%, (21.68)% and (21.97)%, respectively, for the six-month period. By comparison, the broad-market equity and fixed income benchmarks, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned (33.95)% and 3.23%, respectively.

What factors influenced performance?

•

During the past six months, the Portfolio’s balanced approach, broad diversification and yield orientation helped achieve relative outperformance over the equity benchmark. The Portfolio’s careful positioning, as well as its strategic fixed income allocation helped soften the effects of extremely volatile markets during the second half of 2008 and early 2009.

•

Within the equity portion of the Portfolio, positive performance was derived from the combination of a strong overweight and stock selection in the utilities sector, stock selection in the consumer discretionary sector and an overweight and individual security selection in the telecommunication services sector. Additionally, the Portfolio gained moderate outperformance through its larger cash position, which averaged around 15% of net assets for the period.

•

Detracting from Portfolio performance on the equity side were a large overweight and stock selection in the materials sector and a strong underweight in the healthcare sector. A near-market weight in the financials sector also hampered results, as did individual security selection in the energy sector.

•

Meanwhile, the fixed income portion of the Portfolio (roughly 50%) is allocated to various BlackRock fixed income funds. With the exception of the Portfolio’s cash holdings, which generated a modest positive return for the period, all those funds generated negative returns, but outperformed the S&P 500 Index. BlackRock Low Duration Bond Portfolio (“Low Duration”) , the fund’s largest fixed income holding, returned (6.22)% (Institutional shares) for the period, and a smaller allocation to BlackRock International Bond Portfolio (“International Bond”) returned (4.92)% (Institutional shares) for the period. BlackRock High Yield Bond Portfolio (“High Yield”), the second largest fixed income holding, turned in the weakest performance, with a (23.02)% (Institutional shares) return for the period; however, it still significantly outperformed the broad equity market.

Describe recent Portfolio activity.

•

There were a few changes to the strategic position of the Portfolio during the reporting period. In the equity segment, the underweight position in financials widened, largely as a result of government regulation and dividend restrictions placed on many of the names in that sector. The equity portion also saw slightly increased exposure to the consumer staples and healthcare sectors, as we established stronger relative weightings in order to reduce cyclicality in the Portfolio.

•

In the fixed income portion of the Portfolio, exposure to the BlackRock GNMA Portfolio was eliminated early in the reporting period, in favor of increasing exposure to both Low Duration and High Yield and adding exposure to International Bond. We reduced exposure to High Yield towards the end of 2008 and instead, further increased exposure to Low Duration as we saw better risk/return potential in that segment of the market in the wake of the market’s sharp fourth quarter sell-off.

Describe Portfolio positioning at period end.

•

Within the equity strategy, the Portfolio remains positioned to capitalize on global growth and demand trends, with overweights in sectors that are currently exposed to industrialization and urbanization abroad. We believe that going into 2009, sector allocation and rotation will ultimately be less important than the quality of reported earnings and balance sheet strength. Companies whose managements have articulated clear, conservative strategies to manage cash and new projects should be able to maintain their business models and be better prepared for a global economic slowdown. Our view is that companies will, in all likelihood, remain guarded in their outlooks for this earnings season. There may not be much clarity through the 2009 first quarter and its earnings season, as corporations look for ways to refine, restructure and revamp their business segments, and to preserve operating margins. As we begin 2009, our focus will be on high-quality investments. Quality, in this market, equates to dividends, a continued ability to pay dividends, and, especially with all revenues slowing, low cost of production.

•

Within the fixed income strategy, the Portfolio held a roughly 52% allocation to Low Duration, 34% to High Yield and 6% to International Bond, with the remaining 8% in cash. We believe the fund’s fourth quarter sell-off — a large part of which was due to forced deleveraging on the part of hedge funds and other leveraged investors — drove market valuations below levels justified even by difficult market fundamentals, and that both these market sectors represent good value in this environment. The underlying funds have all generated improved performance since their market bottoms reached in late November and early December 2008.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Portfolio Summary as of January 31, 2009	Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Commencement of operations.

3	The Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

5	This unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Performance Summary for the Period Ended January 31, 2009

		Total Returns[6]
		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	(21.60)%	(23.72)%	N/A
Investor A	(21.68)%	(23.83)%	(27.80)%
Investor C	(21.97)%	(24.26)%	(24.99)%
S&P 500 Index	(33.95)%	(38.62)%	N/A
Barclays Capital US Aggregate Bond Index	3.23%	2.18%	N/A

6	Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on April 7, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$784.05	$2.47	$1,000.00	$1,022.20	$2.80
Investor A	$1,000.00	$783.21	$3.59	$1,000.00	$1,020.93	$4.07
Investor C	$1,000.00	$780.27	$6.89	$1,000.00	$1,017.16	$7.84

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.80% for Investor A and 1.54% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JANUARY 31, 2009	5

Portfolio Summary as of January 31, 2009	Income Builder Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C Shares returned (27.14)%, (27.34)% and (27.59)%, respectively, for the six-month period. By comparison, the broad-market equity and fixed income benchmarks, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned (33.95)% and 3.23%, respectively.

What factors influenced performance?

•

During the past six months, the Portfolio’s balanced approach, broad diversification and yield orientation helped achieve relative outperformance over the equity benchmark. The Portfolio’s careful positioning, as well as its strategic fixed income allocation helped soften the effects of extremely volatile markets during the second half of 2008 and early 2009.

•

Within the equity portion of the Portfolio, positive performance was derived from the combination of a strong overweight and stock selection in the utilities sector, stock selection in the consumer discretionary sector and an overweight and individual security selection in the telecommunication services sector. Additionally, the Portfolio gained moderate outperformance through its larger cash position, which averaged around 15% of net assets for the period.

•

Detracting from Portfolio performance on the equity side were a large overweight and stock selection in the materials sector and a strong underweight in the healthcare sector. A near-market weight in the financials sector also hampered results, as did individual security selection in the energy sector.

•

Meanwhile, the fixed income portion of the Portfolio (roughly 25%) is allocated to various BlackRock fixed income funds. With the exception of the Portfolio’s cash holdings, which generated a modest positive return for the period, all those funds generated negative returns, but outperformed the S&P 500 Index. BlackRock Low Duration Bond Portfolio (“Low Duration”), the fund’s largest fixed income holding, returned (6.22)% (Institutional shares) for the period, and a smaller allocation to BlackRock International Bond Portfolio (“International Bond”) returned (4.92)% (Institutional shares) for the period. BlackRock High Yield Bond Portfolio (“High Yield”), the second largest fixed income holding, turned in the weakest performance, with a (23.02)% (Institutional shares) return for the period; however, it still significantly outperformed the broad equity market.

Describe recent Portfolio activity.

•

There were a few changes to the strategic position of the Portfolio during the reporting period. In the equity segment, the underweight position in financials widened, largely as a result of government regulation and dividend restrictions placed on many of the names in that sector. The equity portion also saw slightly increased exposure to the consumer staples and healthcare sectors, as we established stronger relative weightings in order to reduce cyclicality in the Portfolio.

•

In the fixed income portion of the Portfolio, exposure to the BlackRock GNMA Portfolio was eliminated early in the reporting period, in favor of increasing exposure to both Low Duration and High Yield and adding exposure to International Bond. We reduced exposure to High Yield towards the end of 2008 and instead, further increased exposure to Low Duration as we saw better risk/return potential in that segment of the market in the wake of the market’s sharp fourth quarter sell-off.

Describe Portfolio positioning at period end.

•

Within the equity strategy, the Portfolio remains positioned to capitalize on global growth and demand trends, with overweights in sectors that are currently exposed to industrialization and urbanization abroad. We believe that going into 2009, sector allocation and rotation will ultimately be less important than the quality of reported earnings and balance sheet strength. Companies whose managements have articulated clear, conservative strategies to manage cash and new projects should be able to maintain their business models and be better prepared for a global economic slowdown. Our view is that companies will, in all likelihood, remain guarded in their outlooks for this earnings season. There may not be much clarity through the 2009 first quarter and its earnings season, as corporations look for ways to refine, restructure and revamp their business segments, and to preserve operating margins. As we begin 2009, our focus will be on high-quality investments. Quality, in this market, equates to dividends, a continued ability to pay dividends, and, especially with all revenues slowing, low cost of production.

•

Within the fixed income strategy, the Portfolio held a roughly 57% allocation to Low Duration, 37% to High Yield and 6% to International Bond. We believe the fund’s fourth quarter sell-off — a large part of which was due to forced deleveraging on the part of hedge funds and other leveraged investors — drove market valuations below levels justified even by difficult market fundamentals, and that both these market sectors represent good value in this environment. The underlying funds have all generated improved performance since their market bottoms reached in late November and early December 2008.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Portfolio Summary as of January 31, 2009	Income Builder Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Commencement of operations.

3	The Portfolio will invest approximately 75% of its assets in equity securities and approximately 25% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

Performance Summary for the Period Ended January 31, 2009

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	(27.14)%	(29.87)%	N/A
Investor A	(27.34)%	(30.08)%	(33.72)%
Investor C	(27.59)%	(30.47)%	(31.15)%
S&P 500 Index	(33.95)%	(38.62)%	N/A

5	Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees

6	The Portfolio commenced operations on April 7, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$728.64	$3.24	$1,000.00	$1,021.20	$3.80
Investor A	$1,000.00	$726.58	$4.33	$1,000.00	$1,019.92	$5.08
Investor C	$1,000.00	$724.10	$7.58	$1,000.00	$1,016.10	$8.90

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Investor A and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JANUARY 31, 2009	7

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after December  1, 2009.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2008 and held through January 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including forward currency contracts, and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Portfolio Information as of January 31, 2009

Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio	33%
BlackRock High Yield Bond Portfolio	22
BlackRock International Bond Portfolio	4
Verizon Communications, Inc.	2
JPMorgan Chase & Co.	2
Royal Dutch Shell Plc - Class A	2
AT&T, Inc.	2
Chevron Corp.	1
Bristol-Myers Squibb Co.	1
Philip Morris International, Inc.	1

Portfolio Composition	Percent of Long-Term Investments
Fixed Income Funds	59%
Utilities	6
Energy	6
Telecommunication Services	5
Materials	5
Consumer Staples	5
Financials	4
Health Care	4
Industrials	4
Information Technology	1
Consumer Discretionary	1

Income Builder Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio	17%
BlackRock High Yield Bond Portfolio	11
JPMorgan Chase & Co.	3
AT&T, Inc.	3
Bristol-Myers Squibb Co.	3
Royal Dutch Shell Plc - Class A	2
Verizon Communications, Inc.	2
Total SA - ADR	2
Enbridge, Inc.	2
Southern Co.	2

Portfolio Composition	Percent of Long-Term Investments
Fixed Income Funds	31%
Utilities	13
Energy	10
Materials	8
Telecommunication Services	8
Financials	7
Consumer Staples	7
Health Care	7
Industrials	6
Information Technology	2
Consumer Discretionary	1

SEMI-ANNUAL REPORT	JANUARY 31, 2009	9

Schedule of Investments January 31, 2009 (Unaudited)	Income Portfolio

(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.4%
Northrop Grumman Corp.	80	$3,850
Raytheon Co.	480	24,297
United Technologies Corp.	80	3,839

		31,986

Beverages — 0.5%
Diageo Plc	900	12,076

Chemicals — 1.4%
BASF SE	80	2,318
The Dow Chemical Co.	150	1,738
E.I. du Pont de Nemours & Co.	420	9,643
Olin Corp.	700	9,835
Praxair, Inc.	30	1,868
Rohm and Haas Co.	100	5,519

		30,921

Commercial Banks — 2.4%
Bank of Nova Scotia	425	10,283
Standard Chartered Plc	265	3,348
Toronto-Dominion Bank	400	12,983
U.S. Bancorp	850	12,614
Wells Fargo & Co.	700	13,230

		52,458

Computers & Peripherals — 0.3%
Hewlett-Packard Co.	70	2,432
International Business Machines Corp.	50	4,583

		7,015

Containers & Packaging — 0.3%
Temple-Inland, Inc.	1,150	6,521

Diversified Financial Services — 1.5%
JPMorgan Chase & Co.	1,300	33,163

Diversified Telecommunication Services — 4.3%
AT&T, Inc.	1,300	32,006
Frontier Communications Corp.	1,300	10,543
Manitoba Telecom Services, Inc.	150	4,382
Qwest Communications International, Inc.	2,900	9,338
TELUS Corp.	130	3,471
Verizon Communications, Inc.	1,200	35,844

		95,584

Electric Utilities — 2.9%
American Electric Power Co., Inc.	140	4,389
Duke Energy Corp.	800	12,120
Exelon Corp.	100	5,422
FPL Group, Inc.	100	5,155
Northeast Utilities, Inc.	100	2,380
PPL Corp.	300	9,198
Southern Co.	800	26,760

		65,424

Energy & Utilities — 0.6%
Equitable Resources, Inc.	400	13,692

Energy Equipment & Services — 0.3%
Diamond Offshore Drilling, Inc.	100	6,276

Food & Staples Retailing — 0.1%
Wesfarmers Ltd.	297	2,887

Food Products — 1.4%
H.J. Heinz Co.	500	18,250
Kraft Foods, Inc. - Class A	500	14,025

		32,275

Gas Utilities — 0.2%
AGL Resources, Inc.	180	5,549

Health Care Providers & Services — 0.1%
Brookdale Senior Living, Inc.	350	2,380

Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp.	100	5,802

Household Products — 0.5%
The Clorox Co.	100	5,015
Kimberly-Clark Corp.	100	5,147

		10,162

Industrial Conglomerates — 1.1%
3M Co.	90	4,841
General Electric Co.	1,550	18,802

		23,643

Insurance — 0.5%
The Allstate Corp.	300	6,501
Travelers Companies, Inc.	100	3,864

		10,365

Machinery — 0.7%
Caterpillar, Inc.	420	12,957
Deere & Co.	100	3,474

		16,431

Marine — 0.3%
Eagle Bulk Shipping, Inc.	600	3,204
Stolt-Nielsen SA	230	2,413

		5,617

Media — 0.3%
Vivendi Universal SA	250	6,440

Metals & Mining — 2.0%
Alumina Ltd.	1,100	773
Aluminum Corp. of China Ltd. - ADR	75	840
BHP Billiton Ltd.	1,160	21,510
BlueScope Steel Ltd.	1,900	4,176
Nucor Corp.	200	8,158
Rio Tinto Ltd.	140	3,634
Southern Copper Corp.	390	5,437

		44,528

Multi-Utilities — 1.9%
Consolidated Edison, Inc.	400	16,300
Dominion Resources, Inc.	150	5,277
DTE Energy Co.	100	3,450
PG&E Corp.	100	3,867
Public Service Enterprise Group, Inc.	310	9,787

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of certain securities have been abbreviated according to the list on the right.	ADR	American Depository Receipt

See Notes to Financial Statements.
10	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Schedule of Investments (continued)	Income Portfolio

(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Multi-Utilities (concluded)
Wisconsin Energy Corp.	70	$3,120

		41,801

Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.	430	30,324
Enbridge, Inc.	735	24,119
Royal Dutch Shell Plc - Class A	1,300	32,033
Total SA - ADR	500	24,890
Woodside Petroleum Ltd.	335	7,371

		118,737

Paper & Forest Products — 0.9%
International Paper Co.	200	1,824
MeadWestvaco Corp.	500	5,820
Weyerhaeuser Co.	440	12,030

		19,674

Pharmaceuticals — 3.4%
Abbott Laboratories	100	5,544
Bristol-Myers Squibb Co.	1,330	28,475
Johnson & Johnson	40	2,308
Pfizer, Inc.	1,500	21,870
Wyeth	430	18,477

		76,674

Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp.	700	9,030
Microchip Technology, Inc.	370	7,019

		16,049

Software — 0.3%
Microsoft Corp.	400	6,840

Tobacco — 2.0%
Altria Group, Inc.	500	8,270
British American Tobacco Plc	160	4,387
Philip Morris International, Inc.	740	27,491
Reynolds American, Inc.	100	3,818

		43,966

Water Utilities — 0.3%
American Water Works Co., Inc.	300	6,354

Wireless Telecommunication Services — 0.5%
Vodafone Group Plc - ADR	600	11,154

Total Common Stocks — 38.7%		862,444

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio	88,191	461,239
BlackRock International Bond Portfolio	7,653	80,056
BlackRock Low Duration Bond Portfolio	80,903	706,287

Total Fixed Income Funds — 56.1%		1,247,582

Total Long-Term Investments (Cost — $2,693,050) — 94.8%		2,110,026

Short-Term Securities
BlackRock Liquidity Funds, TempFund, 1.25%(a)(b)
(Cost — $100,099) — 4.5%	100,099	100,099

Total Investments (Cost — $2,793,149*) — 99.3%		2,210,125
Other Assets in Excess of Liabilities — 0.7%		14,900

Net Assets — 100.0%		$2,225,025

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,793,729

Gross unrealized appreciation	$3,101
Gross unrealized depreciation	(586,705)

Net unrealized depreciation	$(583,604)

(a)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain (Loss)	Income
BlackRock GNMA Portfolio	$8,625	$252,337		$3,439	$1,275
BlackRock High Yield Bond Portfolio	$123,928	$56,685		$(6,309)	$25,517
BlackRock International Bond Portfolio	$89,592	$3,195		$(68)	$966
BlackRock Low Duration Bond Portfolio	$409,336	$48,053		$(3,659)	$14,802
BlackRock Liquidity Funds, TempFund	$—	$75,792	**	—	$3,414

**	Represents net sales cost.

(b)	Represents current yield as of report date.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	JANUARY 31, 2009	11

Schedule of Investments (concluded)	Income Portfolio

The following table summarizes the inputs used as of January 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$2,106,758
Level 2	103,367
Level 3	—

Total	$2,210,125

See Notes to Financial Statements.
12	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Schedule of Investments January 31, 2009 (Unaudited)	Income Builder Portfolio

(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 2.3%
Northrop Grumman Corp.	80	$3,850
Raytheon Co.	380	19,235
United Technologies Corp.	80	3,839

		26,924

Beverages — 0.8%
Diageo Plc	700	9,392

Chemicals — 2.6%
BASF SE	80	2,318
The Dow Chemical Co.	150	1,738
E.I. du Pont de Nemours & Co.	420	9,643
Olin Corp.	700	9,835
Praxair, Inc.	30	1,868
Rohm and Haas Co.	100	5,519

		30,921

Commercial Banks — 3.5%
Bank of Nova Scotia	425	10,283
Standard Chartered Plc	265	3,349
Toronto-Dominion Bank	200	6,491
U.S. Bancorp	750	11,130
Wells Fargo & Co.	500	9,450

		40,703

Computers & Peripherals — 0.9%
Hewlett-Packard Co.	170	5,908
International Business Machines Corp.	50	4,582

		10,490

Containers & Packaging — 0.5%
Temple-Inland, Inc.	1,150	6,520

Diversified Financial Services — 2.8%
JPMorgan Chase & Co.	1,300	33,163

Diversified Telecommunication Services — 7.1%
AT&T, Inc.	1,300	32,006
Frontier Communications Corp.	1,100	8,921
Manitoba Telecom Services, Inc.	150	4,382
Qwest Communications International, Inc.	2,300	7,406
TELUS Corp.	130	3,471
Verizon Communications, Inc.	900	26,883

		83,069

Electric Utilities — 6.4%
American Electric Power Co., Inc.	340	10,659
Duke Energy Corp.	900	13,635
Exelon Corp.	100	5,422
FPL Group, Inc.	200	10,310
Northeast Utilities, Inc.	100	2,380
PPL Corp.	300	9,198
Southern Co.	700	23,415

		75,019

Energy & Utilities — 1.2%
Equitable Resources, Inc.	400	13,692

Energy Equipment & Services — 0.5%
Diamond Offshore Drilling, Inc.	100	6,276

Food & Staples Retailing — 0.2%
Wesfarmers Ltd.	197	1,915

Food Products — 2.2%
H.J. Heinz Co.	400	14,600
Kraft Foods, Inc. - Class A	400	11,220

		25,820

Gas Utilities — 0.5%
AGL Resources, Inc.	180	5,549

Health Care Providers & Services — 0.1%
Brookdale Senior Living, Inc.	250	1,700

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.	100	5,802

Household Products — 0.9%
The Clorox Co.	100	5,015
Kimberly-Clark Corp.	100	5,147

		10,162

Industrial Conglomerates — 1.6%
3M Co.	90	4,841
General Electric Co.	1,150	13,950

		18,791

Insurance — 0.9%
The Allstate Corp.	300	6,501
Travelers Companies, Inc.	100	3,864

		10,365

Machinery — 1.7%
Caterpillar, Inc.	420	12,957
Deere & Co.	200	6,948

		19,905

Marine — 0.3%
Eagle Bulk Shipping, Inc.	400	2,136
Stolt-Nielsen SA	130	1,364

		3,500

Media — 0.3%
Vivendi Universal SA	150	3,864

Metals & Mining — 3.2%
Alumina Ltd.	1,100	773
Aluminum Corp. of China Ltd. - ADR	75	840
BHP Billiton Ltd.	760	14,093
BlueScope Steel Ltd.	1,900	4,176
Nucor Corp.	200	8,158
Rio Tinto Ltd.	140	3,634
Southern Copper Corp.	390	5,437

		37,111

Multi-Utilities — 3.8%
Consolidated Edison, Inc.	400	16,300
Dominion Resources, Inc.	150	5,277
DTE Energy Co.	100	3,450
PG&E Corp.	100	3,867
Public Service Enterprise Group, Inc.	390	12,312
Wisconsin Energy Corp.	70	3,121

		44,327

Oil, Gas & Consumable Fuels — 8.9%
Chevron Corp.	330	23,272
Enbridge, Inc.	735	24,119
Royal Dutch Shell Plc - Class A	1,100	27,105
Total SA - ADR	500	24,890

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	JANUARY 31, 2009	13

Schedule of Investments (concluded)	Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Woodside Petroleum Ltd.	235	$5,171

		104,557

Paper & Forest Products — 1.6%
International Paper Co.	200	1,824
MeadWestvaco Corp.	400	4,656
Weyerhaeuser Co.	440	12,030

		18,510

Pharmaceuticals — 6.6%
Abbott Laboratories	200	11,088
Bristol-Myers Squibb Co.	1,430	30,616
Johnson & Johnson	40	2,308
Pfizer, Inc.	1,300	18,954
Wyeth	330	14,180

		77,146

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	500	6,450
Microchip Technology, Inc.	270	5,122

		11,572

Software — 0.6%
Microsoft Corp.	400	6,840

Tobacco — 3.1%
Altria Group, Inc.	500	8,270
British American Tobacco Plc	160	4,387
Philip Morris International, Inc.	540	20,061
Reynolds American, Inc.	100	3,818

		36,536

Water Utilities — 0.5%
American Water Works Co., Inc.	300	6,354

Wireless Telecommunication Services — 0.6%
Vodafone Group Plc - ADR	400	7,436

Total Common Stocks — 67.7%		793,931

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio	25,663	134,220
BlackRock International Bond Portfolio	2,227	23,295
BlackRock Low Duration Bond Portfolio	23,435	204,591

Total Affiliated Investment Companies — 30.8%		362,106

Total Investments (Cost — $1,538,865*) — 98.5%		1,156,037
Other Assets in Excess of Liabilities — 1.5%		17,109

Net Assets — 100.0%		$1,173,146

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,539,044

Gross unrealized appreciation	$3,570
Gross unrealized depreciation	(386,577)

Net unrealized depreciation	$(383,007)

(a)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain (Loss)	Income
BlackRock GNMA Portfolio	$1,849	$73,952		$998	$374
BlackRock High Yield Bond Portfolio	$37,938	$23,012		$(3,431)	$7,374
BlackRock International Bond Portfolio	$26,893	$1,746		$(81)	$277
BlackRock Low Duration Bond Portfolio	$126,064	$25,366		$(2,254)	$4,212
BlackRock Liquidity Funds, TempFund	$—	$125,952	**	—	$2,429

**	Represents net sales cost.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$1,074,496
Level 2	81,541
Level 3	—

Total	$1,156,037

See Notes to Financial Statements.
14	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Statements of Assets and Liabilities

January 31, 2009 (Unaudited)	Income Portfolio	Income Builder Portfolio
Assets
Investments at value - unaffiliated[1]	$862,444	$793,931
Investments at value - affiliated[2]	1,347,681	362,106
Foreign currency at value[3]	1,762	1,224
Dividends and reclaims receivable	3,350	2,676
Dividends receivable - affiliated	61	139
Receivable from advisor	24,763	23,488
Capital shares sold receivable	—	4,740
Prepaid expenses and other assets	42,937	41,037

Total assets	2,282,998	1,229,341

Liabilities
Professional fees payable	25,242	25,252
Other affiliates payable	2,510	2,482
Officer’s and Trustees’ fees payable	1,158	1,168
Service and distribution fees payable	504	141
Bank overdraft - affiliated	—	1,857
Other accrued expenses payable	28,559	25,295

Total liabilities	57,973	56,195

Net Assets	$2,225,025	$1,173,146

Net Assets Consist of
Paid-in capital	$2,905,471	$1,642,047
Undistributed (distributions in excess of) net investment income	2,670	(1,743)
Accumulated net realized loss	(100,032)	(84,256)
Net unrealized appreciation/depreciation	(583,084)	(382,902)

Net Assets	$2,225,025	$1,173,146

Net Asset Value
Institutional:
Net Assets	$1,514,069	$996,751

Shares outstanding, unlimited number of shares authorized, $0.001 par value	206,770	147,311

Net Asset Value	$7.32	$6.77

Investor A:
Net Assets	$142,518	$72,331

Shares outstanding, unlimited number of shares authorized, $0.001 par value	19,474	10,700

Net Asset Value	$7.32	$6.76

Investor C:
Net Assets	$568,438	$104,064

Shares outstanding, unlimited number of shares authorized, $0.001 par value	77,805	15,419

Net Asset Value	$7.31	$6.75

[1] Investments at cost - unaffiliated	$1,233,081	$1,119,607
[2] Investments at cost - affiliated	1,560,068	419,258
[3] Foreign currency at cost	1,817	1,297

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	JANUARY 31, 2009	15

Statements of Operations

Six Months Ended January 31, 2009 (Unaudited)	Income Portfolio	Income Builder Portfolio
Investment Income
Dividends - affiliated	$45,974	$14,666
Dividends and reclaims	25,098	18,799
Foreign taxes withheld	(4,192)	(4,147)

Total investment income	66,880	29,318

Expenses
Offering	36,093	34,657
Professional	18,717	18,717
Printing	12,360	8,609
Custodian	3,241	2,973
Registration	3,006	2,627
Officer and Trustees	2,861	2,851
Investment advisory	2,366	2,268
Service and distribution - class specific	2,222	561
Administration	844	468
Transfer agent - class specific	304	206
Administration - class specific	281	156
Miscellaneous	5,387	5,380

Total expenses	87,682	79,473
Less fees waived by advisor	(2,366)	(2,268)
Less administration fees waived	(844)	(468)
Less administration fees waived - class specific	(278)	(149)
Less transfer agent fees waived - class specific	(10)	(15)
Less transfer agent fees reimbursed - class specific	(260)	(157)
Less expenses reimbursed by advisor	(75,502)	(71,200)

Total expenses after waivers and reimbursement	8,422	5,216

Net investment income	58,458	24,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(80,911)	(74,111)
Investments - affiliated	(6,597)	(4,768)
Foreign currency transactions	1,477	1,036

	(86,031)	(77,843)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(319,945)	(273,565)
Investments - affiliated	(188,331)	(49,883)
Foreign currency transactions	(217)	(80)

	(508,493)	(323,528)

Total realized and unrealized loss	(594,524)	(401,371)

Net Decrease in Net Assets Resulting from Operations	$(536,066)	$(377,269)

See Notes to Financial Statements.
16	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Statements of Changes in Net Assets

	Income Portfolio		Income Builder Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008
Operations
Net investment income	$58,458	$30,373	$24,102	$15,530
Net realized loss	(86,031)	(13,810)	(77,843)	(6,243)
Net change in unrealized appreciation/depreciation	(508,493)	(74,591)	(323,528)	(59,374)

Net decrease in net assets resulting from operations	(536,066)	(58,028)	(377,269)	(50,087)

Dividends to Shareholders From
Net investment income:
Institutional	(50,985)	(19,783)	(26,766)	(11,019)
Investor A	(4,023)	(622)	(1,164)	(474)
Investor C	(11,442)	(1,134)	(3,314)	(123)

Decrease in net assets resulting from dividends to shareholders	(66,450)	(21,539)	(31,244)	(11,616)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	530,757	2,376,351	265,859	1,377,503

Net Assets
Total increase (decrease) in net assets	(71,759)	2,296,784	(142,654)	1,315,800
Beginning of period	2,296,784	—	1,315,800	—

End of period	$2,225,025	$2,296,784	$1,173,146	$1,315,800

End of period undistributed (distributions in excess of) net investment income	$2,670	$10,662	$(1,743)	$5,399

1	Commencement of operations.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	JANUARY 31, 2009	17

Financial Highlights	Income Portfolio

	Institutional		Investor A
	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$10.00	$9.63	$10.00

Net investment income[2]	0.22	0.15	0.21	0.14
Net realized and unrealized loss	(2.28)	(0.42)	(2.28)	(0.41)

Net decrease from investment operations	(2.06)	(0.27)	(2.07)	(0.27)

Dividends from net investment income	(0.25)	(0.10)	(0.24)	(0.10)

Net asset value, end of period	$7.32	$9.63	$7.32	$9.63

Total Investment Return
Based on net asset value[3]	(21.60)%	(2.72)%	(21.68)%[4]	(2.75)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement	0.55%[6]	0.55%[7]	0.80%[6]	0.80%[7]

Total expenses	5.77%[6,8]	12.51%[7,9]	6.74%[6,8]	11.77%[7,9]

Net investment income	5.37%[6]	4.64%[7]	5.27%[6]	4.33%[7]

Supplemental Data
Net assets, end of period (000)	$1,514	$1,914	$143	$99

Portfolio turnover	19%	73%	19%	73%

	Investor C
	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.62	$10.00

Net investment income[2]	0.18	0.11
Net realized and unrealized loss	(2.28)	(0.40)

Net decrease from investment operations	(2.10)	(0.29)

Dividends from net investment income	(0.21)	(0.09)

Net asset value, end of period	$7.31	$9.62

Total Investment Return
Based on net asset value[3]	(21.97)%[4]	(2.93)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement	1.54%[6]	1.46%[7]

Total expenses	7.78%[6,8]	10.78%[7,9]

Net investment income	4.43%[6]	3.62%[7]

Supplemental Data
Net assets, end of period (000)	$568	$284

Portfolio turnover	19%	73%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Annualized.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.28%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.

8	Offering expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 7.21%, 8.60% and 9.92% respectively.

9	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.
18	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Financial Highlights (concluded)	Income Builder Portfolio

	Institutional		Investor A
	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.54	$10.00	$9.54	$10.00

Net investment income[2]	0.16	0.12	0.15	0.11
Net realized and unrealized loss	(2.74)	(0.50)	(2.75)	(0.49)

Net decrease from investment operations	(2.58)	(0.38)	(2.60)	(0.38)

Dividends from net investment income	(0.19)	(0.08)	(0.18)	(0.08)

Net asset value, end of period	$6.77	$9.54	$6.76	$9.54

Total Investment Return
Based on net asset value[3]	(27.14)%	(3.74)%	(27.34)%[4]	(3.76)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement	0.75%[6]	0.75%[7]	1.00%[6]	1.00%[7]

Total expenses	9.61%[6,8]	18.98%[7,9]	10.35%[6,8]	17.76%[7,9]

Net investment income	3.99%[6]	3.72%[7]	3.69%[6]	3.41%[7]

Supplemental Data
Net assets, end of period (000)	$997	$1,242	$72	$55

Portfolio turnover	13%	91%	13%	91%

	Investor C
	Six Months Ended January 31, 2009 (Unaudited)	Period April 7, 2008[1] to July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.54	$10.00

Net investment income[2]	0.09	0.09
Net realized and unrealized loss	(2.71)	(0.49)

Net decrease from investment operations	(2.62)	(0.40)

Dividends from net investment income	(0.17)	(0.06)

Net asset value, end of period	$6.75	$9.54

Total Investment Return
Based on net asset value[3]	(27.59)%[4]	(3.98)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement	1.75%[6]	1.75%[7]

Total expenses	13.85%[6,8]	20.18%[7,9]

Net investment income	2.49%[6]	2.72%[7]

Supplemental Data
Net assets, end of period (000)	$104	$19

Portfolio turnover	13%	91%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Annualized.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

8	Offering expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 12.17%, 13.11% and 18.75% respectively.

9	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	JANUARY 31, 2009	19

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of January 31, 2009, the Fund had 34 registered portfolios, of which the BlackRock Income Portfolio (“Income”) and BlackRock Income Builder Portfolio (“Income Builder”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest a portion of their assets in other investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in fixed income securities of US and non-US companies, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at the net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Forward Currency Contracts - A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income

20	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Notes to Financial Statements (continued)

and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income, are paid monthly for Income and at least annually for Income Builder. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal income tax returns remains open for the period ended July 31, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”) was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of each Portfolio were expensed by each Portfolio and reimbursed by the Advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Bank Overdraft: As of January 31, 2009, Income Builder recorded a bank overdraft resulting from the estimation of available cash. The overdrafts balances incur fees charged by the custodian which are included in custodian in the Statements of Operations.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. As of January 31, 2009, The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Advisor, under which the Advisor pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the advisory fee paid by the Portfolios to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until December 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	0.55%	0.80%	1.55%

SEMI-ANNUAL REPORT	JANUARY 31, 2009	21

Notes to Financial Statements (continued)

	Share Classes
	Institutional	Investor A	Investor C
Income Builder	0.75%	1.00%	1.75%

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended January 31, 2009, Income and Income Builder incurred $76 and $24, respectively, in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations.

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

Effective October 1, 2008, the Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investment, Inc. (“BII”), which replaced BlackRock Distributors, Inc. (“BDI”) as the sole distributor of the Fund. The service and distribution fees did not change as a result of this transaction. BII and BDI are affiliates of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BII ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

For the six months ended January 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Income	$223
Income Builder	59

For the six months ended January 31, 2009, the following shows the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Total
Income	$213	$16	$52	$281
Income Builder	137	7	12	156

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Total
Income	$214	$15	$49	$278
Income Builder	130	7	12	149

		Share Classes
Service and Distribution Fees		Investor A	Investor C	Total
Income		$154	$2,068	$2,222
Income Builder		66	495	561

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Total
Income	$97	$85	$122	$304
Income Builder	101	55	50	206

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Income	$5	$3	$2	$10
Income Builder	5	5	5	15

22	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Notes to Financial Statements (continued)

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Income	$72	$78	$110	$260
Income Builder	69	48	40	157

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At January 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31, 2011
Income	$164,306
Income Builder	157,081

For the six months ended January 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A shares as follows:

Income	$3,018
Income Builder	20

Certain officers and/or trustees of the Fund are officers and/or trustees of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended January 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Income	$927,385	$389,795
Income Builder	529,549	150,728

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended January 31, 2009.

5. Capital Loss Carryforward:

As of July 31, 2008, the Portfolios had a capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expiring July 31, 2016
Income	$13,421
Income Builder	6,234

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

SEMI-ANNUAL REPORT	JANUARY 31, 2009	23

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended January 31, 2009		Period April 7, 2008 to July 31, 2008
Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,872	$78,232	198,873	$1,987,554
Shares redeemed	(786)	(6,972)	(189)	(1,800)

Net increase	8,086	$71,260	198,684	$1,985,754

Investor A
Shares sold	9,233	$74,720	10,423	$103,720
Shares issued in reinvestment of dividends	11	85	1	14

Total issued	9,244	74,805	10,424	103,734
Shares redeemed	—	—	(194)	(1,985)

Net increase	9,244	$74,805	10,230	$101,749

Investor C
Shares sold	57,282	$455,141	29,448	$288,023
Shares issued in reinvestment of dividends	999	7,832	86	825

Total issued	58,281	462,973	29,534	288,848
Shares redeemed	(10,010)	(78,281)	—	—

Net increase	48,271	$384,692	29,534	$288,848

24	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Notes to Financial Statements (concluded)

	Six Months Ended January 31, 2009		Period April 7, 2008 to July 31, 2008
Income Builder	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,236	$126,316	130,821	$1,307,951
Shares issued in reinvestment of dividends	1	5	—	—

Total issued	17,237	126,321	130,821	1,307,951
Shares redeemed	(26)	(181)	(721)	(6,836)

Net increase	17,211	$126,140	130,100	$1,301,115

Investor A
Shares sold	5,703	$41,836	5,952	$58,379
Shares issued in reinvestment of dividends	14	102	—	—

Total issued	5,717	41,938	5,952	58,379
Shares redeemed	(776)	(5,446)	(193)	(1,991)

Net increase	4,941	$36,492	5,759	$56,388

Investor C
Shares sold	36,510	$267,231	2,000	$20,000
Shares issued in reinvestment of dividends	79	571	—	—

Total issued	36,589	267,802	2,000	20,000
Shares redeemed	(23,170)	(164,575)	—	—

Net increase	13,419	$103,227	2,000	$20,000

SEMI-ANNUAL REPORT	JANUARY 31, 2009	25

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

Jean Margo Reid, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10022

BlackRock Investment Management, LLC

Plainsboro, NJ 08536

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

26	SEMI-ANNUAL REPORT	JANUARY 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	JANUARY 31, 2009	27

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2009

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A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund
Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Builder Portfolio
Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	Prepared Portfolio 2010 Prepared Portfolio 2015 Prepared Portfolio 2020 Prepared Portfolio 2025	Prepared Portfolio 2030 Prepared Portfolio 2035 Prepared Portfolio 2040 Prepared Portfolio 2045 Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	JANUARY 31, 2009	31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-1/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Funds II

Date: March 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: March 25, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: March 25, 2009